UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2019

CHINA UNITED INSURANCE SERVICE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54884	30-0826400
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.

7F, No. 311 Section 3, Nan-King East Road, Taipei City, Taiwan

(Address of principal executive offices)

+8862-87126958

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 8.01. Other Events

One of China United Insurance Service Inc.’s objectives is to expand the Company’s business line beyond its central focus on insurance brokerage services.  The Company believes that one way of doing so is to take advantage of opportunities to monetize the ISO 27001 and BS10012 certified information technology systems developed by its Taiwan subsidiary, Law Broker, to efficiently process a large number of transactions across different channels and products and to provide this capability to other insurance intermediary companies in Taiwan that do not currently have this capability.

Because the various systems, policies and procedures under the operating platforms utilized by Law Broker can be rolled out quickly, the Company believes it can expand this new business rapidly and efficiently while maintaining the quality of its insurance brokerage services.  In order to effectuate this plan, the Company’s subsidiary, Action Holdings Financial Limited (“AHFL”), has entered into an agreement, which is attached hereto as Exhibit 8.1, with ILIFE International Investment Company (“ILIFE”), under the terms of which, subject to obtaining necessary regulatory approvals, AHFL will make certain capital contributions to ILIFE.  ILIFE will obtain a non-exclusive license covering certain information technology systems from Law Broker, on terms and conditions to be determined.  ILIFE will market and enter into agreements making these technologies available to insurance intermediary companies.  Subject to regulatory approvals from the Competent Taiwan authorities, the Company plans to acquire an indirect interest in a 100% equity interest in ILIFE in near future.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

8.1	Translation of Capital Increase Agreement, dated May 9, 2019, by and between Action Holdings Financial Limited and I-Life International Investment Co., Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2019	CHINA UNITED INSURANCE SERVICE, INC. By: /s/ Yi-Hsiao Mao Name: Yi-Hsiao Mao Title: Chief Executive Officer